CVD EQUIPMENT CORPORATION AND SUBSIDIARY
                   Pro Forma Balance Sheet w/Building Purchase
                                December 31, 2007


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                                                                                               Pro Forma
                                                        2007           Adjustment                2007
                                                        ----           ----------              ----------
ASSETS
Current Assets:
     Cash and cash equivalents                    $  5,110,447          (110,000)             $ 5,000,447
     Accounts receivable, net                        1,769,265                                  1,769,265
     Investments                                       251,130                                    251,130
     Cost and estimated earnings in excess
     on uncompleted contracts                        1,847,288                                  1,847,288
     Inventories                                     3,015,635                                  3,015,635
     Deferred income taxes - current                    90,774                                     90,774
     Other current assets                              379,360                                    379,360
                                                    ----------                                -----------

     Total Current Assets                           12,463,899                                 12,353,899

Property, plant and equipment, net                   5,055,727         2,015,000                7,070,727

Deferred income taxes - non-current                    266,077                                    266,077

Other assets                                         1,114,637          (405,000)                 709,637

Intangible assets, net                                 106,566                                    106,566
                                                    ----------                                 -----------
     Total Assets                                 $ 19,006,906                              $  20,506,906
                                                    ==========                                 ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Current maturities of long-term debt         $    222,193          ( 46,000)           $     268,193
     Short-term notes payable                               --                                         --
     Short-term debt                                        --                                         --
     Accounts payable                                  517,934                                    517,934
     Accrued expenses                                1,245,819                                  1,245,819
     Accrued professional fees -
        related party                                  116,165                                    116,165
     Deferred revenue                                   47,444                                     47,444
     Deferred tax liability-current                         --                                         --
                                                   ------------                               ------------

     Total Current Liabilities                       2,149,555                                  2,195,554
Long-term debt, net of current portion               2,678,421        (1,454,000)               4,132,421
                                                   ------------                               ------------
     Total Liabilities                               4,827,976                                  6,327,975
                                                   ------------                               ------------

Commitments and Contingencies                               --                                         --

Stockholders' Equity:
     Common stock-$0.01 par value-10,000,000
     shares authorized; issued and outstanding,
     4,718,500 at December 31, 2007 and
     3,250,500 shares at December 31, 2006              47,185                                     47,185
     Additional paid -in capital                     9,592,728                                  9,592,728
     Retained earnings                               4,539,017                                  4,539,017
     Total Stockholders' Equity                     14,178,930                                 14,178,930
                                                   ------------                               ------------

     Total Liabilities and Stockholders' Equity  $   19,006,906                              $ 20,506,906
                                                  ==============                              ============
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